Exhibit 99.2
Third Quarter 2008 Earnings Conference Call October 22, 2008

Safe Harbor Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers’ business environments, financial condition or liquidity, that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting demand for our services, particularly the commercial rental market or the sale of used vehicles, increased instability in U.S. and worldwide credit markets resulting in higher borrowing costs and/or reduced access to funding sources (including commercial paper or public debt), the effect of severe weather events, labor strikes or work stoppages affecting our or our customers’ business operations, worse-than-expected pension asset returns, adequacy of accounting estimates, reserves and accruals with respect to pension, taxes, insurance and revenue, additional adverse issues or developments in our international operations, particularly Brazil, changes in general economic conditions, sudden or unusual changes in fuel prices, availability of qualified drivers, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions, our ability to create and benefit from synergies and operational improvements from recent FMS acquisitions, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Contents
Third Quarter 2008 Results Overview
Asset Management Update
Earnings Outlook
Q & A 3

3rd Quarter Results Overview
Earnings per diluted share were $1.25 versus $1.11 in 3Q07
— 3Q08 included $0.03 net benefit primarily due to Massachusetts tax law change
— 3Q07 included $0.03 net charge for restructuring costs, partially offset by gain on property sale
Comparable earnings were $1.22 versus $1.14 in 3Q07
Comparable earnings below forecast of $1.25 — $1.30 due to FMS rental revenue decline
Total revenue declined 1% vs. prior year, reflecting a change from gross to net revenue reporting for a supply chain subcontracted transportation customer partially offset by higher fuel services revenue
Operating revenue up 3% vs. prior year as a result of FMS contractual revenue growth including acquisitions and higher fuel prices 4

3rd Quarter Results Overview
Fleet Management Solutions (FMS) total revenue up 11% (and operating revenue up 2%)
vs. prior year
— Contractual revenue increased 4%
— Full service lease revenue grew 4% including acquisitions
— Contract maintenance revenue grew 6% organically
— Commercial rental revenue down 4%
— Fuel revenue grew 33%
FMS net before tax earnings (NBT) up 12%
— FMS NBT percent of operating revenue up 120 basis points to 13.5%
FMS earnings benefited primarily from improved contractual business performance and accretive acquisitions. To a lesser extent, FMS earnings benefited from improved used vehicle results and higher fuel margins (due to unusually volatile fuel prices), partially offset by lower commercial rental results. 5

3rd Quarter Results Overview
Supply Chain Solutions (SCS) total revenue down 22% vs. prior year due to change from gross to net revenue reporting for a supply chain subcontracted transportation customer
SCS operating revenue up 6% vs. prior year, reflecting new/expanded business and higher fuel costs
SCS net before tax earnings (NBT) down 27%
— SCS NBT percent of operating revenue down 160 basis points to 3.7%
SCS earnings negatively impacted by lower operating results in our Latin American operations and the start-up of a U.S. based operation
Dedicated Contract Carriage (DCC) total revenue down 2% (and operating revenue down 1%) vs. prior year due to non-renewed contracts, partially offset by higher fuel costs
DCC net before tax earnings (NBT) up 7%
— DCC NBT percent of operating revenue up 80 basis points to 9.6%
DCC earnings positively impacted by improved operating performance, partially offset by higher safety/insurance costs 6

Key Financial Statistics
($ Millions, Except Per Share Amounts) Third Quarter 2008 2007 % B/(W)
Operating Revenue (1)(2) $1,209.8 $1,170.7 3% Fuel Services and Subcontracted Transportation Revenue (3) 416.3 477.0 (13%) Total Revenue (3) $1,626.1 $1,647.7 (1%) Earnings Per Share $1.25 $1.11 13% Comparable Earnings Per Share (1) $1.22 $1.14 7% Memo:
Average Shares (Millions) — Diluted 56.2 59.0
Tax Rate 37.3% 37.3%
(1)
Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures. 2008 comparable net earnings per share excludes third quarter net tax benefits. 2007 comparable net earnings per share excludes third quarter restructuring costs and gain on sale of property.
(2)
The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
(3)
Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis.
7

Key Financial Statistics
($ Millions, Except Per Share Amounts) Year-to-Date 2008 2007 % B/(W)
Operating Revenue (1)(2) $3,595.0 $3,447.0 4% Fuel Services and Subcontracted Transportation Revenue (3) 1,234.9 1,452.8 (15%)
Total Revenue (3) $4,829.9 $4,899.8 (1%) Earnings Per Share $ 3.31 $3.01 10% Comparable Earnings Per Share (1) $ 3.40 $3.04 12% Memo:
Average Shares (Millions) — Diluted 57.2 60.4
Tax Rate 40.3% 38.1% Adjusted Return on Capital (Trailing 12 Month) (1) 7.4% 7.4%
(1)
Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures. 2008 comparable earnings per share excludes net tax benefits and Brazil charges related to prior years. 2007 comparable net earnings per share excludes third quarter restructuring costs and 2007 gain on sale of property.
(2)
The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
(3)
Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. 8

Business Segment

($ Millions)

Third Quarter

	2008	2007	% B/(W)	Memo: Total Revenue 2008	2007	% B/(W)
Operating Revenue [1]:						
Fleet Management Solutions	$ 777.1	$ 758.5	2%	$ 1,166.7	$ 1,051.9	11%
Supply Chain Solutions [2]	344.2	325.3	6%	430.8	554.0	(22)%
Dedicated Contract Carriage	137.8	138.9	(1)%	140.6	143.8	(2)%
Eliminations	(49.3)	(52.0)	5%	(112.0)	(102.0)	(10)%
Total [2]	$ 1,209.8	$ 1,170.7	3%	$ 1,626.1	$ 1,647.7	(1)%
Segment Net Before Tax Earnings:						
Fleet Management Solutions	$ 104.8	$ 93.2	12%			
Supply Chain Solutions	12.7	17.4	(27)%			
Dedicated Contract Carriage	13.2	12.3	7%			
Eliminations	(8.3)	(6.4)	(28)%			
	122.4	116.5	5%			
Central Support Services (Unallocated Share)	(10.4)	(10.1)	(3)%			
Earnings Before Restructuring and Income Taxes [1]	112.0	106.4	5%			
Restructuring and Other Charges, Net and Other Items [3]	-	(1.9)	NM			
Earnings Before Income Taxes	112.0	104.5	7%			
Provision for Income Taxes	(41.8)	(39.0)	(7)%			
Net Earnings	$ 70.2	$ 65.5	7%			
Comparable Net Earnings [1]	$ 68.6	$ 67.2	2%			

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2008 comparable net earnings excludes third quarter net tax benefits. 2007 comparable net earnings excludes third quarter restructuring costs and gain on sale of property.

(2) Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis.

(3) Our primary measure of segment financial performance excludes restructuring and other charges, net and other items including gain on sale of property in 2007. The applicable portion of the restructuring and other charges, net that related to each segment was as follows: FMS – $5.7, SCS –($5.6), DCC –($1.1) and CSS –($0.9) in 2007.

9

Business Segment

($ Millions)

Year-to-Date

	2008	2007	% B/(W)	Memo: Total Revenue 2008	Memo: Total Revenue 2007	Memo: Total Revenue % B/(W)
Operating Revenue [1]:						
Fleet Management Solutions	$ 2,298.0	$ 2,214.7	4%	$ 3,473.7	$ 3,077.3	13%
Supply Chain Solutions [2]	1,035.8	977.3	6%	1,285.9	1,704.4	(25)%
Dedicated Contract Carriage	413.1	412.6	0%	421.5	423.4	0%
Eliminations	(151.9)	(157.6)	4%	(351.2)	(305.3)	(15)%
Total [2]	$ 3,595.0	$ 3,447.0	4%	$ 4,829.9	$ 4,899.8	(1)%
Segment Net Before Tax Earnings:						
Fleet Management Solutions	$ 312.0	$ 271.4	15%			
Supply Chain Solutions	27.8	44.3	(37)%			
Dedicated Contract Carriage	36.9	35.2	5%			
Eliminations	(23.5)	(23.2)	(1)%			
	353.2	327.7	8%			
Central Support Services (Unallocated Share)	(30.0)	(30.4)	1%			
Earnings Before Restructuring and Income Taxes [1]	323.2	297.3	9%			
Restructuring and Other Charges, Net and Other Items [3]	(6.5)	(3.6)	NM			
Earnings Before Income Taxes	316.7	293.7	8%			
Provision for Income Taxes	(127.5)	(111.8)	(14)%			
Net Earnings	$ 189.2	$ 181.9	4%			
Comparable Net Earnings [1]	$ 194.5	$ 183.6	6%			

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2008 comparable net earnings excludes net tax benefits and Brazil charges related to prior years. 2007 comparable net earnings excludes third quarter restructuring costs and 2007 gains on sale of property.

(2) Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis.

(3) Our primary measure of segment financial performance excludes restructuring and other charges, net and other items including the 2008 Brazil charges related to prior years and gain on sale of property in 2007. The applicable portion of the restructuring and other charges, net that related to each segment was as follows: SCS – ($6.5) in 2008; FMS – $4.2; SCS – ($5.8), DCC –($1.1) and CSS –($0.9) in 2007.

10

Capital Expenditures
($ Millions) Year-to-Date 2008 $ 2008 2007 O/(U) 2007
Full Service Lease $688 $725 $(37)
Commercial Rental 172 200 (28)
Operating Property and Equipment 89 57 32
Gross Capital Expenditures 949 982 (33)
Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 212 297 (85)
Less: Proceeds from Sale and Leaseback of Revenue Earning Equipment — 150 (150)
Net Capital Expenditures $737 $535 $202
Memo: Acquisitions $232 $- $232
11

Cash Flow
($ Millions) Year-to-Date 2008 2007
Net Earnings $ 189 $ 182
Depreciation 630 606
Gains on Vehicle Sales, Net (33) (37)
Amortization and Other Non-Cash Charges, Net 22 22
Changes in Working Capital and Deferred Taxes 74 64
Cash Provided by Operating Activities 882 837
Proceeds from Sales (Primarily Revenue Earning Equipment) 212 297
Sale and Leaseback of Revenue Earning Equipment — 150
Collections of Direct Finance Leases 47 47
Other, Net — 1
Total Cash Generated (1) 1,141 1,332
Capital Expenditures (2) (891) (1,093)
Free Cash Flow (1)(3) $ 250 $ 239
(1) Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions and changes in restricted cash 12 Debt to Equity Ratio

300% 250% 200% 150% 100% 50% 0%
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08 Long Term Target Midpoint (2)
Total
Obligations
to Equity(1)
Balance
Sheet Debt
to Equity
($ Millions)
9/30/08 12/31/07 9/30/07 Balance Sheet Debt $2,922 $2,776 $2,816
Percent To Equity 165% 147% 158% Total Obligations (1) $3,089 $2,954 $3,014
Percent To Equity (1) 174% 157% 169% Total Equity $1,773 $1,888 $1,786
Note: Includes impact of accumulated net pension related equity charge of $163 million as of 9/30/08, $148 million as of 12/31/07 and $182 million as of 9/30/07.
(1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $167 million as of 9/30/08, $178 million at 12/31/07 and $198 million at 9/30/07.
(2) Represents long term total obligations to equity target of 250 — 300% while maintaining a strong investment grade rating.
13

Contents
Third Quarter 2008 Results Overview
Asset Management Update
Earnings Outlook
Q & A
14

Asset Management Update (1)
Units held for sale were 4,600 at quarter end; no change from 4,600 units held for sale at the end of the prior quarter
— Units held for sale were down 39% from 7,600 in the prior year
The number of used vehicles sold in the third quarter was 4,300, down 36% compared with prior year as a result of fewer vehicles in inventory
Proceeds per unit for tractors and trucks were up 17% and 8%, respectively, in the third quarter compared with prior year
Vehicles no longer earning revenue were 5,600 at quarter end; down 3,200 units from the prior year (2)
— Vehicles no longer earning revenue were up 100 units vs. the end of the prior quarter
Average third quarter total commercial rental fleet was down 5% year-over-year
(1) All information presented on this page only is for the U.S. fleet and excludes Canadian and U.K. operations (unit counts rounded to nearest hundred). (2) Vehicles no longer earning revenue definition revised in 1Q08 to include all units held for sale and all units that have not earned revenue in 30 days.
15

Contents
Third Quarter 2008 Results Overview
Asset Management Update
Earnings Outlook
Q & A
16

EPS Forecast ($ Earnings Per Share)
Revising full year 2008 forecast to a range of $4.43 — $4.53 Current forecast is as follows:
Fourth Quarter Full Year 2008 Comparable EPS Forecast $1.03 — 1.13 $4.43 — 4.53 (1) 2007 Comparable EPS $1.18 $4.21 (1)
(1) Non-GAAP financial measure. 2008 comparable EPS excludes net tax benefits and Brazil charges related to prior years totaling a $0.09 change. 2007 comparable EPS excludes impact from restructuring costs in the third and fourth quarters, property gain in the third quarter and the fourth quarter tax law changes totaling a $0.03 benefit.
17

Q&A 18

Appendix Business Segment Detail
Central Support Services Balance Sheet Asset Management Financial Indicators Forecast
Non-GAAP Financial Measures & Reconciliations 19

Fleet Management Solutions (FMS) ($ Millions)
Third Quarter 2008 2007 % B/(W)
Full Service Lease $516.4 $496.2 4% Contract Maintenance 43.4 40.9 6% Contractual Revenue 559.8 537.1 4% Contract-related Maintenance 48.3 48.1 1% Commercial Rental 149.5 155.0 (4)% Other 19.5 18.3 6% Operating Revenue (a) 777.1 758.5 2% Fuel Services Revenue 389.6 293.4 33% Total Revenue $1,166.7 $1,051.9 11% Segment Net Before Tax Earnings (NBT) $104.8 $93.2 12% Segment NBT as % of Total Revenue 9.0% 8.9% Segment NBT as % of Operating Revenue (a) 13.5% 12.3%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.
20

Fleet Management Solutions (FMS) ($ Millions)
Year-to-Date 2008 2007 % B/(W)
Full Service Lease $1,536.7 $1,461.4 5% Contract Maintenance 125.9 118.1 7% Contractual Revenue 1,662.6 1,579.5 5% Contract-related Maintenance 150.2 150.3 0% Commercial Rental 428.8 431.3 (1)% Other 56.4 53.6 5% Operating Revenue (a) 2,298.0 2,214.7 4% Fuel Services Revenue 1,175.7 862.6 36% Total Revenue $3,473.7 $3,077.3 13% Segment Net Before Tax Earnings (NBT) $312.0 $271.4 15% Segment NBT as % of Total Revenue 9.0% 8.8% Segment NBT as % of Operating Revenue (a) 13.6% 12.3%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.
21

Supply Chain Solutions (SCS) ($ Millions) Third Quarter
2008 2007 % B/(W)
U.S. Operating Revenue Automotive & Industrial $137.1 $135.3 1% High Tech & Consumer Industries 80.1 70.6 14% Transportation Management 9.7 7.8 24% U.S. Operating Revenue (a) 226.8 213.7 6% International Operating Revenue (a) 117.4 111.6 5% Operating Revenue (a) 344.2 325.3 6% Subcontracted Transportation 86.6 228.7 (62)%
Total Revenue $430.8 $554.0 (22)% Segment Net Before Tax Earnings (NBT) $12.7 $17.4 (27)% Segment NBT as % of Total Revenue 2.9% 3.1% Segment NBT as % of Operating Revenue (a) 3.7% 5.3% Memo: Fuel Costs $37.0 $29.7 (25)%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
22

Supply Chain Solutions (SCS) ($ Millions) Year-to-Date
2008 2007 % B/(W)
U.S. Operating Revenue Automotive & Industrial $430.4 $410.4 5% High Tech & Consumer Industries 232.3 219.6 6% Transportation Management 28.7 24.3 18% U.S. Operating Revenue (a) 691.4 654.3 6% International Operating Revenue (a) 344.4 323.0 7% Operating Revenue (a) 1,035.8 977.3 6% Subcontracted Transportation 250.1 727.1 (66)% Total Revenue $1,285.9 $1,704.4 (25)% Segment Net Before Tax Earnings (NBT) $27.8 $44.3 (37)% Segment NBT as % of Total Revenue 2.2% 2.6% Segment NBT as % of Operating Revenue (a) 2.7% 4.5% Memo: Fuel Costs $124.7 $88.9 (40)%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
23

Dedicated Contract Carriage (DCC) ($ Millions) Third Quarter
2008 2007 % B/(W)
Operating Revenue (a) $137.8 $138.9 (1)% Subcontracted Transportation 2.8 4.9 (43)% Total Revenue $140.6 $143.8 (2)% Segment Net Before Tax Earnings (NBT) $13.2 $12.3 7% Segment NBT as % of Total Revenue 9.4% 8.5% Segment NBT as % of Operating Revenue (a) 9.6% 8.8% Memo: Fuel Costs $33.4 $26.7 (25)%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
24

Dedicated Contract Carriage (DCC) ($ Millions) Year-to-Date
2008 2007 % B/(W)
Operating Revenue (a) $413.1 $412.6 0% Subcontracted Transportation 8.4 10.8 (22)% Total Revenue $421.5 $423.4 0% Segment Net Before Tax Earnings (NBT) $36.9 $35.2 5% Segment NBT as % of Total Revenue 8.8% 8.3% Segment NBT as % of Operating Revenue (a) 8.9% 8.5% Memo: Fuel Costs $100.6 $77.9 (29)%
(a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance.
25

Central Support Services (CSS) ($ Millions) Third Quarter
2008 2007 % B/(W)
Allocated CSS Costs $37.9 $36.5 (4)% Unallocated CSS Costs 10.4 10.1 (3)% Total CSS Costs $48.3 $46.6 (4)%
26

Central Support Services (CSS) ($ Millions) Year-to-Date
2008 2007 % B/(W)
Allocated CSS Costs $110.2 $108.8 (1)% Unallocated CSS Costs 30.0 30.4 1% Total CSS Costs $140.2 $139.2 (1)%
27

Balance Sheet ($ Millions)
September 30, December 31, 2008 2007
Cash and Cash Equivalents $110 $116
Other Current Assets 980 1,106
Revenue Earning Equipment, Net 4,642 4,501
Operating Property and Equipment, Net 561 519
Other Assets 663 613
Total Assets $6,956 $6,855
Short-Term Debt / Current Portion Long-Term Debt $286 $223
Other Current Liabilities 783 797
Long-Term Debt 2,636 2,553
Other Non-Current Liabilities 1,478 1,394
Shareholders’ Equity 1,773 1,888
Total Liabilities and Shareholders’ Equity $6,956 $6,855
28

Asset Management Update (a) Number of Units
4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0
3QYTD03 3QYTD04 3QYTD05 3QYTD063QYTD07 3QYTD08 Redeployments Extensions Early Terminations (b) Early Replacements
(a) U.S. only (b) Excludes early terminations where customer purchases vehicle
29

3,971 3,891
3,752 3,808 3,869
3,554
3,460 3,200 3,147 3,243 3,032 3,056 3,060 2,951 2,910 2,924 2,827
2,174 1,655 1,198 1,099 1,198 1,128
710 Assets Under Management (a) ($ Millions)
Forecast 2000 2001 2002 2003 2004 2005 2006 2007 9/30/08 2008
Revenue Earning Equipment $4,588 $4,148 $4,493 $5,809 $6,352 $6,658 $7,335 $7,225 $7,390 $7,600
Direct Finance Leases 637 640 622 656 649 624 592 582 549 580
Operating Leases 1,805 2,140 1,511 286 300 252 214 246 246 245
Assets Under Management $7,030 $6,928 $6,626 $6,751 $7,301 $7,534 $8,141 $8,053 $8,185 $8,425
(a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder.
30

Financial Indicators Forecast (1) Total Cash Generated (2) $1,692 $1,550 $1,381 $1,255 $1,183 $1,054 $1,091 $949 $835 2000 2001 2002 2003 2004 2005 2006 2007 2008 Forecast Total Obligations to Equity Ratio (2) 275% Equity
234% Total Obligations (2) 201%
168% 157% 170% 146% 151% 129%
2000 2001 2002 2003 2004 2005 2006 2007 2008 Forecast
Memo: Assets Under Management
7,030 6,928 6,626 6,751 7,301 7,534 8,141 8,053 8,425
Gross Capital Expenditures ($ Millions)
Revenue Earning Equipment $1,760 PP&E/Other $1,411 $1,289 $1,280 $1,165 $1,195
$725 $657 $600
2000 2001 2002 2003 2004 2005 2006 2007 2008 Forecast Memo: Free Cash Flow (2) (242) 131 367 357 289 (216)(3) (440) 375 300
X Significant and predictable cash generation
X Invest in growth (organic, acquisitions)
X Increase assets under management
X Increase financial leverage towards target
of 250-300% Total Obligations to Equity
(1) Obligations to Equity and Assets Under Management include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix — Non-GAAP Financial Measures.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 — 2000 tax period matters. 31

Non-GAAP Financial Measures
This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
Specifically, the following non-GAAP financial measures are included in this presentation:
Reconciliation & Additional Information Non-GAAP Financial Measure Comparable GAAP Measure Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 — 8 Earnings Before Restructuring and Income Taxes Net Earnings Business Segment 9 — 10 Comparable EPS Forecast EPS Forecast EPS Forecast 17
Comparable Net Earnings / EPS Net Earnings / EPS EPS and Net Earnings Reconciliation 33
Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 34
Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 35 — 36 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio 13
Debt to Equity Reconciliation 37 — 38 FMS / SCS / DCC Operating Revenue and Segment FMS / SCS / DCC Total Revenue and Segment Fleet Management Solutions / Supply Chain 20 — 25 NBT as % of Operating Revenue NBT as % of Total Revenue Solutions / Dedicated Contract Carriage
32

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share)
3Q08 — 3Q08 — YTD08 — YTD08 - Net Earnings EPS Net Earnings EPS Net Earnings / EPS $ 70.2 $1.25 $189.2 $3.31
2008 Tax Changes (1.6) (0.03) (1.6) (0.03)
Brazil Charges — — 6.8 0.12
Comparable Net Earnings / EPS $ 68.6 $1.22 $194.5 $3.40
3Q07 — 3Q07 — YTD07 — YTD07 - Net Earnings EPS Net Earnings EPS Net Earnings $ 65.5 1.11 $181.9 3.01
3Q07 Restructuring Charge 7.8 0.13 7.8 0.13
Gain on Sale of Property (6.1) (0.10) (6.1) (0.10)
Comparable Net Earnings $ 67.2 1.14 $183.6 3.04
Note: Amounts may not recalculate due to rounding. 33

Adjusted Return on Capital Reconciliation ($ Millions)
9/30/08 9/30/07 Net Earnings (1) $261 $248
Restructuring and Other Charges, Net and Other Items 8 -
Income Taxes 168 147
Adjusted Earnings Before Income Taxes 437 395
Adjusted Interest Expense (2) 164 166
Adjusted Income Taxes (3) (240) (211)
Adjusted Net Earnings $361 $350
Average Total Debt $2,858 $2,830
Average Off-Balance Sheet Debt 177 124
Average Adjusted Total Shareholders’ Equity (4) 1,850 1,750
Adjusted Average Total Capital $4,885 $4,704
Adjusted Return on Capital (5) 7.4% 7.4%
(1) Earnings calculated based on a 12-month rolling period excluding comparable earnings items during the period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated using the effective income tax rate for the period exclusive of comparable earnings items. (4) Represents shareholders’ equity excluding comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. 34

Cash Flow Reconciliation

($ Millions)

	12/31/00 [4]	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07
Cash Provided by Operating Activities	$1,023	$ 365	$ 617	$ 803	$ 867	$ 779	$ 854	$1,103
Less: Changes in Balance of Trade Receivables Sold	(270)	235	110	-	-	-	-	-
Collections of Direct Finance Leases	67	66	66	61	64	70	66	63
Proceeds from Sales (Primarily Revenue Earning Equipment)	230	173	152	210	331	334	333	374
Proceeds from Sale and Leaseback of Assets	-	-	-	13	118	-	-	150
Other Investing, Net	4	(4)	4	4	1	-	2	2
Total Cash Generated [1]	1,054	835	949	1,091	1,381	1,183	1,255	1,692
Capital Expenditures [2]	(1,296)	(704)	(582)	(734)	(1,092)	(1,399)	(1,695)	(1,317)
Free Cash Flow [3][5]	$ (242)	$ 131	$ 367	$ 357	$ 289	$ (216)	$ (440)	$ 375
Memo:								
Depreciation Expense	$ 580	$ 545	$ 552	$ 625	$ 706	$ 740	$ 743	$ 816
Gains on Vehicle Sales, Net	$ 19	$ 12	$ 14	$ 16	$ 35	$ 47	$ 51	$ 44

(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows.

(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.

(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

(4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant.

(5) Free Cash Flow excludes acquisitions and changes in restricted cash.

35

Cash Flow Reconciliation ($ Millions)
Forecast 12/31/08 Cash Provided by Operating Activities $1,216
Collections of Direct Finance Leases 68
Proceeds from Sales (Primarily Revenue Earning Equipment) 266
Sale and Leaseback of Revenue Earning Equipment -
Other Investing, Net -
Total Cash Generated (1) 1,550
Capital Expenditures (2) (1,250)
Free Cash Flow (3)(4) $300
(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.
(4) Free Cash Flow excludes acquisitions and changes in restricted cash.
36

Debt to Equity Reconciliation ($ Millions)
% to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 — — — — — -
PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178
PV of contingent rentals under securitizations 209 441 311 — — — — -
Total Obligations (1) $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157%
(1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company’s existing financial obligations and help investors better assess the Company’s overall leverage position.
Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.
37

Debt to Equity Reconciliation ($ Millions) Forecast % to 12/31/08 Equity Balance Sheet Debt $2,960 162% Receivables Sold -
PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 160
Total Obligations (1) $3,120 170% (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company’s existing financial obligations and help investors better assess the Company’s overall leverage position. 38